ConnectOne Bancorp, Inc.

Raymond James
U.S. Bank Conference
September 9, 2015
Chicago, IL

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under "Risk Factors" in our Annual Report on Form 10-k, Item 1A. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

ConnectOne Bancorp, Inc. Overview (NASDAQ: CNOB)

- Holding company for ConnectOne Bank
- Approximately $3.7 billion in total assets, $2.8 billion in total loans and $2.6 billion in total deposits
- 24 locations across Manhattan, Bergen, Essex, Hudson, Mercer, Monmouth, Morris and Union counties
- One of the largest New Jersey-based banking institutions with increased scale, technology and lending capabilities serving middle market commercial businesses
- Market capitalization: ~ $575 million
- Current quarterly dividend $0.075 per common share; approximately 1.6% yield



New York City

- Strategically placed offices throughout the NJ/NY metro area
- Tactical expansion strategy
- Retail locations serve as "business hubs"

Expansion to New York City

- Densely populated, high-growth market
- $1.5 trillion of the nation's $16 trillion GDP
- Represents a natural extension of our existing client base
- Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market business
- Already realizing gains in the market since opening date

Strong Corporate Culture



Sense of Urgency
Growth
Client First
Connected Team

Sense of Urgency culture is a game-changer for clients

- Speed of execution in underwriting and closing process
- Ability to get answers to clients quickly

Connected Team

- No Silos – Everyone works for the Company
- Self-fulfilling prophecy: Loan originators want to be at a place that has a reputation for growth

Unique **Client-First** Experience

- Universal Banker
- Relationship based model
- Building clients, not customers

Growth oriented culture creates strong momentum for employees

Performance Trends


Core Diluted EPS*
26% Increase from prior year quarter
$0.27
$0.29
$0.32
$0.33
$0.34
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015

*Excludes non-recurring items. See appendix for a reconciliation of GAAP and non-GAAP measures.

Performance Trends (cont.)


Tangible Book Value per Share
10% Increase from prior year
$9.15
$9.40
$9.57
$9.86
$10.02
Q2 2014
Pre-Merger
Q3 2014
Q3 2014
Q1 2015
Q2 2015

See appendix for a reconciliation of GAAP and non-GAAP measures.

ConnectOne Bancorp

Performance Trends (cont.)



Total Loans
($ Millions)
Solid Organic Growth
Continues Post-Merger
$1,006
$2,427
$2,539
$2,641
$2,765
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Performance Trends (cont.)


Total Deposits
($ Millions)
$1,275
$2,469
$2,476
$2,496
$2,569
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Performance Trends (cont.)


Noninterest-bearing Deposits
($ Millions)
Focus on core relationship deposits
$238
$471
$493
$480
$553
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Performance Trends (cont.)

Net Interest Margin*



3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
3.20%
3.29%
3.29%
3.43%
3.46%
3.42%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Peer Median 1)

*Excludes purchase accounting. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 4 quarters of reported results. Data sourced from SNL Financial.

Performance Trends (cont.)

Operating Efficiency Ratio*



Includes investments in technology and infrastructure to support our growth
95.0%
85.0%
75.0%
65.0%
55.0%
45.0%
35.0%
25.0%
44.8%
45.0%
38.4%
42.0%
42.0%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Peer Median 1)

*Excludes non-recurring items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 4 quarters of reported results. Data sourced from SNL Financial.

Performance Trends (cont.)

Core Return on Average Tangible Assets*


1.60%
1.20%
0.80%
0.40%
0.00%
1.10%
1.07%
1.20%
1.22%
1.20%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Peer Median 1)

*Excludes non-recurring items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 4 quarters of reported results. Data sourced from SNL Financial.

ConnectOne Bancorp

Performance Trends (cont.)

Core Return on Average Tangible Common Equity*



16.00%
12.00%
8.00%
4.00%
0.00%
12.04%
12.15%
13.47%
13.75%
13.47%
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Peer Median 1)

*Excludes non-recurring items. See appendix for a reconciliation of GAAP and non-GAAP measures.

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 4 quarters of reported results. Data sourced from SNL Financial.

Performance Trends (cont.)

Capital Ratios



Reflects issuance of $50mm in Subordinated Debt
11.1%
8.7%
10.9%
8.6%
10.8%
8.8%
12.3%
8.6%
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Tangible Common Equity Ratio
Risk-Based Total Capital Ratio

Interest Rate Risk

- We manage our interest rate risk to a slightly asset sensitive position
  - Our model reflects positive net interest income accretion under higher interest rate shocks
  - Minimal impact to current earnings momentum under stable interest rates
- Balance sheet structure decreases uncertainty and minimizes interest rate risk
  - Very low residential mortgage exposure, reduces extension risk
  - Focus on non-interest bearing demand deposits
  - Laddered wholesale funding strategy
- Proactive management of rate risk
  - Extinguishments of high-cost puttable borrowings
  - Hedging strategies to lengthen liabilities and to offset potential securities portfolio mark

Commitment to Solid Credit Quality

- Comprehensive underwriting standards and processes
  - Disciplined LTV and DSC standards
  - Loan origination process supported by specialized teams of credit analysts
- We stick to what we do best
  - High quality direct commercial lending
  - No reliance on participations or wholesale loan purchases
  - Stay away from riskier lending, e.g., indirect auto, 2nd lien positions, leasing, SBA lending or anything "sub-prime"
- Lending resides strictly within geographic footprint
  - NYC Metro region economically strong and diverse
- Multi-faceted stress testing
  - Every loan tested during underwriting process
  - Quarterly modeling performed in conjunction with ALCO and ERM processes
  - Annual third-party testing conducted on more than 2/3rd's of the portfolio
- Continued focus on loan monitoring and collection by a team of portfolio managers and loan workout specialists

Commitment to Solid Credit Quality (cont.)

Non-Performing Assets & Charge-Offs


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.26%
0.04%
0.22%
0.03%
0.37%
0.07%
0.44%
0.01%
0.37%
- %
Q2 2014
Pre-Merger
Q3 2014
Q4 2014
Q1 2015
Q2 2015
NPA Ratio
Net C/O Ratio
Peer Median 1)

1) Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 4 quarters of reported results. Data sourced from SNL Financial.

ConnectOne Bancorp

Loan Composition

Total Loans- $2.8 Billion



Residential and Consumer 8%
C&I 20%
Construction 8%
CRE-Owner Occupied 9%
CRE-Multifamily 28%
CRE-Non-Owner Occupied 27%

Multi-Family Portfolio

- Total portfolio $770 million; 90% located in Northern New Jersey, 10% NYC and Southern New Jersey.
- Average loan $1.8mm with a re-pricing remaining term of 3 years and a yield of 3.75%.
- Targeted concentration 25% to 35% of the total loan portfolio.
- We focus on relationship lending to seasoned operators with strong track records and on properties located in rent-controlled districts. Shy away from "one-off" transactions.
- Underwriting criteria includes maximum 75% LTV and a 1.25x DSCR based on our stringent estimates of operating performance.

C&I Lending

Total C&I Lending- $569 Million


Taxi 3.7%
Other C&I 16.3%

C&I Lending

- Objective is to increase non-CRE lending and increase relationship deposits.
- C&I teams are targeting both small and middle-market businesses, including manufacturing, service-related and distributers.
- Business sizes range from $2 million to $100 million in average annual revenues. Credit extended approximately ranges from $1 million to $20 million.
- Provide various solutions including, but not limited to, working capital, equipment finance, and asset-based lending.
- A leading provider of banking services to Independent Schools in New Jersey.
- Focused effort on growing NYC market share which is now supported by our NYC office located at 55th and Madison.

Taxi Medallion Portfolio

- Total exposure of $103 million is exclusively first lien direct obligations of medallion owners, representing just 3.7% of total loans and 28.7% of Bank's tier 1 capital.
- No new originations planned and we anticipate our exposure and concentration levels to decline even further through amortization, paydowns and total loan portfolio growth.
- Only NYC-Manhattan medallions; no exposure to non-NYC medallions.
- All loans carry personal guarantees.
- At present, the taxi medallion portfolio is 100% current.
- NYC taxicab business, although stressed, largely remains profitable.
- Recent transactions reflect an illiquid trading market for medallions. Based on internal valuation estimates (which reflect price declines upwards of 30% from the peak), the current average LTV of our portfolio is approximately 90%-95%.
- Approximately 5% of the portfolio comes due during the remainder of 2015 and 26% in 2016. Our intention is to work with medallion owners who may be unable to refinance existing notes away from the Bank.
- Highly focused on this sector with experienced staff to monitor portfolio and current developments.

Deposit Composition

Total Deposits- $2.6 Billion


Brokered 9%
Listing 4%
Noninterest Demand 22%
Time 17%
Reciprocal 10%
Interest Transaction 38%

Three Ways To Win

1. **Organic Growth**
   - Loan growth rates well in excess of market averages
   - Increasing percentage of DDA to total deposits
   - Efficient operating structure, with potential to further leverage
   - Untapped sources of revenue

2. **Expansion through Opportunistic Acquisition**
   - Skilled acquiror
   - Attractive currency relative to smaller in-market participants

3. **Franchise Value**
   - Valuable geographic footprint
   - Loyal and profitable client base
   - Potentially attractive to both in-market and out-of-market institutions
   - Management team and Board committed to shareholder value

A Compelling Investment Opportunity

- ✓ Top performing banking franchise
- ✓ Highly attractive franchise with enhanced size, scale and geographic footprint in key NJ/NY metro market
- ✓ Robust organic loan generator with history of strong credit quality
- ✓ Skilled acquiror - Poised to benefit from opportunistic transactions
- ✓ Engaged and experienced management team and board
- ✓ Shares trading at approximately 11.5x consensus 2016 EPS

ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc.

APPENDIX

Appendix

Reconciliation of GAAP and non-GAAP measures

(dollars in thousands, except share data)	Three Months Ended June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Earnings, EPS and Operating Data					
Net income (GAAP)	$ 10,521	$ 10,379	$ 8,023	$ 1,766	$ 4,378
Less: preferred dividends	28	28	28	28	28
Net income available to common stockholders (GAAP)	10,493	10,351	7,995	1,738	4,350
Net gains on sales of securities	(221)	(506)	(718)	(111)	(574)
Partial settlements of pension obligation	243	559	-	-	-
Insurance recovery	(2,223)	-	-	-	-
Merger-related expenses	-	-	1,816	8,784	729
Loss on debt extinguishment	2,397	-	-	4,550	-
Amortization of intangible assets	241	241	245	248	6
Provision related to maturity and extension of acquired portfolio loans	502	757	787	336	-
Charge due to wire fraud	-	-	2,374	-	-
Accretion of purchase accounting fair value marks	(1,513)	(1,802)	(2,491)	(2,892)	7
Non-core items	(574)	(751)	2,013	10,915	168
Income tax (expense) benefit	(234)	(307)	294	4,044	59
Non-core items, after taxes	(340)	(444)	1,719	6,871	109
Core earnings available to common stockholders (non-GAAP)	$ 10,153	$ 9,907	$ 9,714	$ 8,609	$ 4,459
Weighted average diluted shares outstanding	30,231,480	30,149,469	30,149,244	30,115,520	16,430,376
Diluted EPS (GAAP)	$ 0.35	$ 0.34	$ 0.27	$ 0.06	$ 0.26
Core Diluted EPS (Non-GAAP) (1)	$ 0.34	$ 0.33	$ 0.32	$ 0.29	$ 0.27

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	Three Months Ended June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Return on Equity Measures					
Core earnings available to common stockholders	$ 10,153	$ 9,907	$ 9,714	$ 8,609	$ 4,459
Average common equity	$ 452,754	$ 442,970	$ 437,136	$ 432,331	$ 165,301
Less: average intangible assets	(150,407)	(150,650)	(150,934)	(151,142)	(16,819)
Average tangible common equity	$ 302,347	$ 292,320	$ 286,202	$ 281,189	$ 148,482
Return on avg. common equity (GAAP)	9.30%	9.48%	7.26%	1.59%	10.56%
Core return on avg. common equity (non-GAAP) (5)	9.00%	9.07%	8.82%	7.90%	10.82%
Return on avg. tangible common equity (non-GAAP) (6)	14.11%	14.56%	11.28%	2.66%	11.76%
Core return on avg. tangible common equity (non-GAAP) (7)	13.47%	13.75%	13.47%	12.15%	12.04%
Return on Assets Measures					
Core earnings available to common stockholders (non-GAAP)	$ 10,153	$ 9,907	$ 9,714	$ 8,609	$ 4,459
Add: preferred dividends	28	28	28	28	28
Core net income (non-GAAP)	$ 10,181	$ 9,935	$ 9,742	$ 8,637	$ 4,487
Average assets	$3,551,597	$3,466,820	$3,369,402	$3,350,599	$1,657,440
Less: average intangible assets	(150,407)	(150,650)	(150,934)	(151,142)	(16,819)
Average tangible assets	$3,401,190	$3,316,170	$3,218,468	$3,199,457	$1,640,621
Return on avg. assets (GAAP)	1.19%	1.21%	0.94%	0.21%	1.06%
Core return on avg. assets (Non-GAAP) (2)	1.15%	1.16%	1.15%	1.02%	1.09%
Return on avg. tangible assets (Non-GAAP) (3)	1.26%	1.29%	1.01%	0.24%	1.06%
Core return on avg. tangible assets (Non-GAAP) (4)	1.20%	1.22%	1.20%	1.07%	1.10%

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	Three Months Ended June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Efficiency Measures					
Total noninterest expenses	$ 14,974	$ 12,631	$ 15,164	$ 25,400	$ 6,744
Partial settlements of pension obligation	(243)	(559)	-	-	-
Merger-related expenses	-	-	(1,816)	(8,784)	(729)
Loss on debt extinguishment	(2,397)	-	-	(4,550)	-
Charge due to wire fraud	-	-	(2,374)	-	-
Amortization of intangible assets and fair value marks	(241)	(241)	(218)	(224)	(6)
Operating non-interest expense	$ 12,093	$ 11,831	$ 10,756	$ 11,842	$ 6,009
Net interest income (FTE)	29,316	28,906	29,135	28,146	12,252
Impact of purchase accounting fair value marks	(1,487)	(1,776)	(2,464)	(2,868)	7
Noninterest income	3,436	1,555	2,076	1,173	1,724
Less: insurance recovery	(2,224)	-	-	-	-
Less: net gains on sales of securities	(221)	(506)	(718)	(111)	(574)
Operating revenue	$ 28,820	$ 28,179	$ 28,029	$ 26,340	$ 13,409
Operating Efficiency Ratio (non-GAAP) (8)	42.0%	42.0%	38.4%	45.0%	44.8%
Net Interest Margin					
Average interest earning assets	$ 3,266,382	$ 3,182,894	$ 3,082,934	$ 3,050,564	$ 1,491,297
Net interest income (FTE)	$ 29,316	$ 28,906	$ 29,135	$ 28,146	$ 12,252
Impact of purchase accounting fair value marks	(1,487)	(1,776)	(2,464)	(2,868)	7
Adjusted net interest income	$ 27,829	$ 27,130	$ 26,671	$ 25,278	$ 12,259
Net interest margin (GAAP)	3.60%	3.68%	3.75%	3.66%	3.29%
Adjusted net interest margin (non-GAAP) (9)	3.42%	3.46%	3.43%	3.29%	3.29%

ConnectOne Bancorp

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	As of June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Capital Ratios and Book Value per Share					
Common equity	$ 452,732	$ 444,944	$ 434,969	$ 429,650	$ 167,028
Less: intangible assets	(150,252)	(150,493)	(150,734)	(150,979)	(16,815)
Tangible common equity	$ 302,480	$ 294,451	$ 284,235	$ 278,671	$ 150,213
Total assets	$ 3,660,057	$ 3,505,891	$ 3,448,572	$ 3,356,257	$ 1,665,809
Less: intangible assets	(150,252)	(150,493)	(150,734)	(150,979)	(16,815)
Tangible assets	$ 3,509,805	$ 3,355,398	$ 3,297,838	$ 3,205,278	$ 1,648,994
Common shares outstanding	30,196,731	29,864,602	29,694,906	29,644,037	16,413,490
Common equity ratio (GAAP)	12.37%	12.69%	12.61%	12.80%	10.03%
Tangible common equity ratio (non-GAAP) (10)	8.62%	8.78%	8.62%	8.69%	9.11%
Regulatory capital ratios (Bancorp):					
Leverage ratio	9.49%	9.45%	9.37%	9.23%	10.08%
Common equity Tier 1 risk-based ratio	9.63%	9.75%	n/a	n/a	n/a
Risk-based Tier 1 capital ratio	10.14%	10.29%	10.44%	10.63%	12.59%
Risk-based total capital ratio	12.26%	10.82%	10.94%	11.07%	13.43%
Regulatory capital ratios (Bank):					
Leverage ratio	10.48%	9.41%	9.33%	9.16%	9.99%
Common equity Tier 1 risk-based ratio	11.19%	10.24%	n/a	n/a	n/a
Risk-based Tier 1 capital ratio	11.19%	10.24%	10.40%	10.59%	12.48%
Risk-based total capital ratio	11.74%	10.77%	10.90%	11.04%	13.32%
Book value per share (GAAP)	$ 14.99	$ 14.90	$ 14.65	$ 14.49	$ 10.18
Tangible book value per share (non-GAAP) (11)	10.02	9.86	9.57	9.40	9.15

ConnectOne Bancorp

Reconciliation of GAAP and non-GAAP measures (cont.)

(dollars in thousands, except share data)	As of June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Asset Quality					
Nonaccrual loans	$ 12,145	$ 14,585	$ 11,610	$ 6,083	$ 4,032
Other real estate owned	1,564	870	1,108	1,442	220
Total nonperforming assets	$ 13,709	$ 15,455	$ 12,718	$ 7,525	$ 4,252
Performing troubled debt restructurings	$ 1,697	$ 1,731	$ 1,763	$ 1,876	$ 1,586
Loans past due 90 days and still accruing	-	638	1,211	-	144
Nonaccrual loans as a % of loans receivable	0.44%	0.55%	0.46%	0.25%	0.40%
Nonperforming assets as a % of total assets	0.37%	0.44%	0.37%	0.22%	0.26%
Allowance for loan losses as a % of nonaccrual loans	143.9%	109.2%	122.0%	199.2%	268.5%
Annualized net charge-offs as a % of average loans	- %	0.01%	0.07%	0.03%	0.04%
Total loans receivable	$ 2,765,288	$ 2,640,739	$ 2,538,641	$ 2,426,765	$ 1,006,256
Less: acquired loans	(1,060,632)	(1,110,859)	(1,190,085)	(1,286,482)	(29,821)
Loans receivable, excluding acquired loans	$ 1,704,656	$ 1,529,880	$ 1,348,556	$ 1,140,283	$ 976,435
Allowance for loan losses	$ 17,480	$ 15,933	$ 14,160	$ 12,118	$ 10,825
Accretable credit risk discount on acquired loans	14,331	15,800	17,017	18,835	371
Total allowance for loan losses and accretable credit risk discount on acquired loans	$ 31,811	$ 31,733	$ 31,177	$ 30,953	$ 11,196
Allowance for loan losses as a % of loans receivable	0.63%	0.60%	0.56%	0.50%	1.08%
Allowance for loan losses as a % of loans receivable, excluding acquired loans	1.03%	1.04%	1.05%	1.06%	1.11%
Allowance for loan losses and accretable credit risk discount on loans as a % of loans receivable	1.15%	1.20%	1.23%	1.28%	1.11%